UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2023
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2023 (the “Grant Date”), Fastly, Inc. (the “Company”) approved a nonstatutory stock option grant to Artur Bergman, the Company’s Founder, Chief Architect, and member of the Board of Directors, for a one-time performance award (the “Bergman Performance Award”). In connection with the Bergman Performance Award, the Company and Mr. Bergman entered into an amendment to his offer letter agreement, dated May 3, 2019, and as modified by the Modification of Offer Letter Agreement dated February 19, 2020 (together, the “Bergman Employment Agreement”), whereby, subject to stockholder approval of the Bergman Performance Award (as described below), Mr. Bergman’s annual base salary will be reduced to the minimum exempt employee salary threshold in Denver, Colorado for the duration of the Performance Period (as defined below) and Mr. Bergman will voluntarily forfeit an aggregate of 24,143 restricted stock units he received in lieu of a portion of his 2023 cash base salary that are scheduled to vest in substantially equal installments in August 2023 and November 2023.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Bergman Employment Agreement, which is filed as an exhibit to this Current Report on Form 8-K.
Item 8.01 Other Events.

On the Grant Date, the Company approved the Bergman Performance Award. The Bergman Performance Award was approved by non-interested members of the Company’s Board of Directors (the “Board”), based upon the unanimous recommendation of the Compensation Committee of the Board (the “Compensation Committee”). The vesting and exercisability of the Bergman Performance Award is tied to achieving pre-established stock price milestones (each, a “Milestone”) during the Performance Period and subject to Mr. Bergman’s Continuous Service (as defined in the Bergman Performance Award, which specifically excludes service solely as a member of the Board) through the applicable vesting date (the “Service Requirement”). The Bergman Performance Award was deemed granted on the Grant Date and is subject to stockholder approval at the 2023 annual meeting of the Company’s stockholders (the “2023 Annual Meeting”). If stockholder approval is not obtained, the Bergman Performance Award will expire and be of no further force or effect, and the shares of the Company’s Common Stock (the “Common Stock”) subject to such award will not be available for any further equity awards.

The Bergman Performance Award is a ten-year nonstatutory stock option to purchase an aggregate of 2,296,000 shares of Common Stock, which equaled approximately 1.81% of the Company’s outstanding shares of Common Stock as of April 12, 2023, that are eligible to vest in four tranches. Each of the four tranches vests only if a certain Milestone and the Service Requirement is met.
For each Milestone achieved, Mr. Bergman will vest and earn the right to exercise the Bergman Performance Award for a specified number of shares of the Common Stock, as follows, subject to the Service Requirement being met:

Tranche	Milestone (per share)	Shares Eligible to Vest Upon Meeting Milestone	Earliest Vesting Date
1	$17.25	574,000	November 15, 2023
2	$23.00	574,000	November 15, 2024
3	$34.50	574,000	November 15, 2025
4	$46.00	574,000	November 15, 2026

Each of the four tranches will vest and become exercisable, if at all, on (a) the applicable earliest vesting date in tranches (1) through (4) above (each, an “Earliest Vest Date”), if the applicable Milestone has been achieved and the Compensation Committee certifies such achievement on or before such Earliest Vest Date or (b) if such certification has not occurred prior to the applicable Earliest Vest Date, the Company’s first quarterly vesting date following such certification, subject, in either case, to the Service Requirement being met.

Any unvested tranche will be forfeited for no consideration if the applicable Milestone is not achieved on or before the period commencing on September 1, 2022 and ending on (and including) September 6, 2027 (the “Performance Period”). For purposes of the Bergman Performance Award, a Milestone will be achieved when the average closing price of the Company’s Common Stock during a period of 60 consecutive trading days equals or exceeds the applicable Milestone.

The exercise price per share subject to the Bergman Performance Award is $16.41, which was the closing price of the Company’s Common Stock on the New York Stock Exchange on the Grant Date.

The effectiveness of the Bergman Performance Award is subject to approval by the Company’s stockholders. The Company expects to solicit approval of the Bergman Performance Award by the Company’s stockholders at the upcoming 2023 Annual Meeting expected to be held in June 2023.
The grant of the Bergman Performance Award is subject to approval at the 2023 Annual Meeting by the holders of a majority of the voting power of (1) the shares of Common Stock present online or by proxy at the 2023 Annual Meeting and entitled to vote thereon and (2) the shares of Common Stock present online or by proxy at the 2023 Annual Meeting and entitled to vote thereon that are not owned, directly or indirectly, by Mr. Bergman. In addition, during the Performance Period, the Company will not grant any additional equity awards to Mr. Bergman.

Other Information

The Company plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a proxy statement in connection with the Bergman Performance Award (the “Proxy Statement”) to be voted upon at the 2023 Annual Meeting. The Proxy Statement will contain important information about the Bergman Performance Award and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BERGMAN PERFORMANCE AWARD. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from the Company by going to the Company’s Investor Relations page on its website at www.investors.fastly.com.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Bergman Performance Award. Information regarding the interests of participants in the solicitation of proxies in respect to the 2023 Annual Meeting will be included in the Proxy Statement.

The Company has retained Alliance Advisors, LLC (“Alliance”) to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, banks, broker-dealers and other, similar organizations representing beneficial owners of our Common Stock. In connection with its services, the Company has agreed to pay Alliance a customary fee of approximately $27,000 plus out-of-pocket expenses.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this report. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the SEC, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.

Item 9.01                   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit Description

10.1+	Modification of Offer Letter Agreement, dated April 12, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

+ Indicates management contract or compensatory plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	April 18, 2023	By:	/s/ Ronald W. Kisling
Ronald W. Kisling
Chief Financial Officer